HEALTH CARE REFORM	12 Months Ended
Dec. 31, 2016
Insurance [Abstract]
HEALTH CARE REFORM
HEALTH CARE REFORM
Operating results for our individual commercial medical business compliant with the Health Care Reform Law have been challenged primarily due to unanticipated modifications in the program subsequent to the passing of the Health Care Reform Law, resulting in higher covered population morbidity and the ensuing enrollment and claims issues causing volatility in claims experience. We took a number of actions in 2015 that we believed would improve the profitability of our individual commercial medical business in 2016. These actions were subject to regulatory restrictions in certain geographies and included premium increases for the 2016 coverage year related generally to the first half of 2015 claims experience, the discontinuation of certain products as well as exit of certain markets for 2016, network improvements, enhancements to claims and clinical processes and administrative cost control. Despite these actions, the deterioration in the second half of 2015 claims experience together with 2016 open enrollment results that included the retention of many high-utilizing members for 2016 resulted in a probable future loss. As a result of our assessment in the fourth quarter of 2015 of the profitability of our individual commercial medical policies compliant with the Health Care Reform Law, we recorded in that quarter a provision for probable future losses (premium deficiency reserve) for the 2016 coverage year of $176 million in benefits payable in our consolidated balance sheet with a corresponding increase in benefits expense in our consolidated statement of income. As noted in the table below, in the second quarter of 2016, we increased the premium deficiency reserve for the 2016 coverage year and recorded a change in estimate of $208 million with a corresponding increase in benefits expense in our condensed consolidated statement of income primarily as a result of currently and projected unfavorable claims experience.
Changes in the premium deficiency reserve for the 2016 coverage year for the years ended December 31, 2016 and 2015 were as follows. There was no premium deficiency reserve in 2014.

	Premium Deficiency Reserve For the years ended December 31,
	2016	2015
	(in millions)
Balance at January 1	176	$—
Current period results applied to the PDR liability for the 2016 coverage year	(384)	—
Change in full year estimate recorded in benefits expense	208	176
Balance at December 31	$—	$176

On November 10, 2016, the U.S. Court of Federal Claims ruled in favor of the government in one of a series of cases filed by insurers, unrelated to us, against HHS to collect risk corridor payments, rejecting all of the insurer’s statutory, contract and Constitutional claims for payment. On November 18, 2016, HHS issued a memorandum indicating a significant funding shortfall for the 2015 coverage year, the second consecutive year of significant shortfalls. Given the successful challenge of the risk corridor provisions in court, Congressional inquiries into the funding of the risk corridor program, and significant funding shortfalls under the first two years of the program, during the fourth quarter of 2016 we wrote-off $583 million in risk corridor receivables outstanding as of September 30, 2016, including $415 million associated with the 2014 and 2015 coverage years. From inception of the risk corridor program through December 31, 2016, we collected approximately $36 million from CMS for risk corridor receivables associated with the 2014 coverage year funded by HHS in accordance with previous guidance, utilizing funds HHS collected from us and other carriers under the 2014 and 2015 risk corridor program.
On February 14, 2017, we announced we are exiting our individual commercial medical businesses January 1, 2018. As discussed previously, we have worked over the past several years to address market and programmatic challenges in order to keep coverage options available wherever we could offer a viable product. This has included pursuing business changes, such as modifying networks, restructuring product offerings, reducing the company’s geographic footprint and increasing premiums. All of these actions were taken with the expectation that our individual commercial medical business would stabilize to the point where we could continue to participate in the program. However, based on our initial analysis of data associated with our healthcare exchange membership following the 2017 open enrollment period, we are seeing further signs of an unbalanced risk pool. Therefore, we have decided that we cannot continue to offer this coverage for 2018.
The accompanying consolidated balance sheets include the following amounts associated with the 3Rs at December 31, 2016 and December 31, 2015. Amounts classified as long-term represent settlements that we expect to exceed 12 months at December 31, 2016.

	2016			2015
	Risk Adjustment Settlement	Reinsurance Recoverables	Risk Corridor Settlement	Risk Adjustment Settlement	Reinsurance Recoverables	Risk Corridor Settlement
	(in millions)
Prior Coverage Years
Premiums receivable	$—	$—	$—	$126	$—	$—
Other current assets	—	54	—	—	610	—
Trade accounts payable and accrued expenses	—	—	—	(223)	—	—
Net current asset (liability)	—	54	—	(97)	610	—
Other long-term assets	—	—	—	10	—	459
Total prior coverage years' net asset (liability)	—	54	—	(87)	610	459
Current Coverage Year
Premiums receivable	307	—	—	—	—	—
Other current assets	—	206	—	—	—	—
Trade accounts payable and accrued expenses	(117)	—	—	—	—	—
Net current asset	190	206	—	—	—	—
Other long-term assets	6	—	—	—	—	—
Total current coverage year net asset	196	206	—	—	—	—
Total net asset (liability)	$196	$260	$—	$(87)	$610	$459

Changes in estimate of the risk adjustment and reinsurance receivables and payables for prior coverage years primarily result from the annual June 30 notification from CMS of risk adjustment and reinsurance settlement amounts. These changes in estimate were substantially offset by changes in estimate of risk corridor receivables that were subsequently written off in the fourth quarter of 2016 as discussed above. During 2016, net collections under the 3Rs associated with prior coverage years were $383 million. We expect to collect the remaining $54 million of reinsurance recoverables related to prior coverage years in 2017.
To the extent certain provisions of the Health Care Reform Law are successfully challenged in court or there are changes in legislation or the application of legislation, there can be no guarantee that receivables established under the reinsurance or risk adjustment provisions of the Health Care Reform Law will ultimately be collected. If we fail to effectively implement our operational and strategic initiatives with respect to the implementation of the Health Care Reform Law, our business may be materially adversely affected. Additionally, potential legislative changes, including activities to repeal or replace the Health Care Reform Law, creates uncertainty for our business, and we cannot predict when, or in what form, such legislative changes may occur.
In 2016, we paid the federal government $916 million for the annual health insurance industry fee attributed to calendar year 2016, compared to $867 million in 2015 and $562 million in 2014, in accordance with the Health Care Reform Law. This fee is not deductible for tax purposes. The annual health insurance industry fee has been suspended for calendar year 2017 but is scheduled to resume in calendar year 2018.